                                                                    EXHIBIT 32.1

                               HEALTH GRADES, INC.

                  CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER
      PURSUANT TO RULE 15d-14(b) UNDER THE SECURITIES EXCHANGE ACT OF 1934

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         I, Kerry R. Hicks, Chief Executive Officer of Health Grades, Inc., a Delaware corporation (the "Company"), hereby certify that, based on my knowledge:

         (1) The Company's periodic report on Form 10-Q for the period ended September 30, 2003 (the "Form 10-Q") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


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KERRY R. HICKS
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Kerry R. Hicks
President and CEO

Date: November 14, 2003
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